Exhibit 10.1

                            EMPLOYMENT AGREEMENT

      AGREEMENT dated as of December 15, 2005, by and between NTL
Incorporated, a Delaware corporation (the "Company"), and Stephen Burch (the "Executive").

      WHEREAS, the Company wishes to employ the Executive as President and Chief Executive Officer of the Company, effective not later than January 16, 2006 (the "Effective Date");

      WHEREAS, the parties intend that (i) the Executive will reside in the United Kingdom and perform duties on behalf of the consolidated enterprise as its President and Chief Executive Officer while present in the United Kingdom, particularly with regard to the UK business, and (ii) he will travel to the United States where he will perform duties on behalf of the Company as its President and Chief Executive Officer, in each case upon the terms and conditions of this Agreement; and

      WHEREAS, the Executive wishes to accept such employment and to render services to the Company on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. EFFECTIVENESS. This Agreement shall become effective as of the Effective Date.

      2. EMPLOYMENT TERM.
         ---------------

         (a) The term of the Executive's employment pursuant to this Agreement (the "Employment Term") shall commence as of the Effective Date and shall end on December 31, 2008, unless the Employment Term terminates earlier pursuant to Section 7 of this Agreement. The Employment Term may be extended by mutual agreement of the Company and the Executive.

         (b) TITLE; DUTIES. During the Employment Term, the Executive shall serve the Company as its President and Chief Executive Officer and, in such capacity, shall perform such duties, services and responsibilities as are commensurate with such position. In his capacity as President and Chief Executive Officer, the Executive shall report to the Board of Directors of the Company (the "Board"). During the Employment Term, the Executive shall be based in the United Kingdom but shall undertake such overseas travel as is necessary for the proper performance of his duties hereunder. During the Employment Term, the Executive shall devote substantially all of his work time to the performance of the Executive's duties hereunder and will not, without the prior written approval of the Chairman of the Board of the Company, engage in any other business activity which interferes in any material respect with the performance of the Executive's duties hereunder or which is in violation of written policies established from time to time by the Company.

         (c) BOARD POSITION: The Company shall nominate the Executive to serve on the Board of Directors of the Company as a Class II Director and the Board of Directors of the Company shall as of the Effective Date take such actions as may be necessary under the Bylaws of the Company to appoint the Executive to such board seat.

      3. MONETARY REMUNERATION.
         ---------------------

         (a) BASE SALARY. During the Employment Term, in consideration of the performance by the Executive of the Executive's obligations hereunder to the Company and its parents, subsidiaries, associated and affiliated companies and joint ventures (collectively, the "Company Affiliated Group") in any capacity (including any services as an officer, director, employee, member of any Board committee or management committee or otherwise), the Company shall cause to be paid to the Executive an annual salary of $750,000 (the "Base Salary"), which shall accrue on a daily basis. The Base Salary shall be payable in accordance with normal payroll practices in effect from time to time for senior management generally; provided that the Executive may designate at one time each year a percentage of cash compensation, not yet paid, to be paid in British Pounds Sterling, with the exchange rate set on the date that such designation is made by reference to the noon buying rate as quoted by the Federal Reserve Bank of New York. The Executive shall receive no additional compensation for services that he provides to the Company Affiliated Group other than as set forth herein.

         (b) ANNUAL BONUS. During each fiscal year of the Company that the Employment Term is in effect, the Executive shall be eligible to earn a bonus in the sole discretion of the Board of (at target) 100%, but subject to a maximum of 200%, of Base Salary (prorated for any partial fiscal year) (the "Annual Bonus").

         (c) EXPATRIATE PACKAGE. During the Employment Term and for any period during which the Executive is required by the Company to live in the United Kingdom, the Executive and his family shall have the right to receive the benefits of the Company's standard expatriate benefits package (as applied to comparable United States expatriate employees of the Company), but in any event such benefits will be consistent with the terms set forth in Appendix A. Tax equalization shall be consistent with existing Company Tax Equalization Policy, attached as Appendix B, and incorporated by reference.

      4. EQUITY-BASED COMPENSATION.
         -------------------------

         During the Employment Term, the Executive will receive the restricted stock as described as Appendix C, subject to a Restricted Stock Agreement in the form attached as Appendix C-1.

      5. BENEFITS.
         --------

         (a) During the Employment Term, the Executive shall be entitled to participate in all of the employee benefit plans, programs, policies and arrangements (including fringe benefit and executive perquisite programs and policies) made available by the Company Affiliate Group to, or for the benefit of, its executive officers in accordance with the terms thereof as they may be in effect from time to time, in so far as such benefits are capable of being provided in the United Kingdom.

         (b) REIMBURSEMENT OF EXPENSES. During the Employment Term, the Company shall cause the Executive to be reimbursed for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties, services and responsibilities under this Agreement. So long as the Executive complies with the general procedures of the Company Affiliated Group for submission of expense reports, receipts or similar documentation of such expenses applicable to senior management generally.

      6. VACATIONS. For each whole and partial calendar year during the Employment Term, the Executive shall be entitled in addition to public and statutory holidays to 25 days of paid vacation, to be credited and taken in accordance with the Company's policy as in effect from time to time for its similarly situated executives.

      7. TERMINATION; SEVERANCE.
         ----------------------

         (a) TERMINATION OF EMPLOYMENT. The Company may terminate the employment of the Executive in a Termination Without Cause upon 30 days' written notice to the Executive. The Company may (at its discretion) at any time following the giving of such notice (but not exceeding the length of the notice given) cease to provide work for the Executive in which event during such notice period the other provisions of this Agreement shall continue to have full force and effect but the Executive shall not be entitled to access to any premises of the Company or any member of the Company Affiliated Group. In addition, the employment of the Executive shall automatically terminate as of the date on which the Executive dies or is Disabled. For the purposes of this Agreement, the Executive shall be "Disabled" as of any date if, as of such date, the Executive has been unable, due to physical or mental incapacity, to substantially perform the Executive's duties, services and responsibilities hereunder either for a period of at least 180 consecutive days or for at least 270 days in any consecutive 365-day period, whichever may be applicable. Upon termination of the Executive's employment during the Employment Term because the Executive dies or is Disabled, the Company shall cause the Executive (or the Executive's estate, if applicable) to be provided with death or disability benefits (as applicable) pursuant to the plans, programs, policies and arrangements of the Company Affiliated Group as are then in effect with respect to executive officers. In addition, upon any termination of the Executive's employment during the Employment Term, the Company shall cause the Executive to be paid any earned but unpaid portion of the Base Salary and Annual Cash Bonus. Immediately following termination of the Executive's employment for any reason, the Employment Term shall terminate.

         (b) TERMINATION WITHOUT CAUSE; CONSTRUCTIVE TERMINATION WITHOUT CAUSE. Upon a Termination Without Cause or a Constructive Termination Without Cause, the Company shall, as soon as practicable following the Executive's execution and delivery to the Company of the general release of claims set forth in Section 7(e) and, following the expiration of any applicable revocation period, cause the Executive to be paid a lump-sum severance payment of cash equal to the product of the Base Salary times 2.

         (c) TERMINATION UPON NON-RENEWAL OF THE EMPLOYMENT TERM. Unless the parties hereto agree otherwise, the Employment Term and the Executive's employment with the Company shall end on December 31, 2008. In connection with such termination of employment, the Company shall, as soon as practicable following the Executive's execution and delivery to the Company of the general release set forth in Section 7(e) and following the expiration of any applicable revocation period, cause the Executive to be paid a lump-sum severance payment of cash equal to one-half of the Base Salary. In the event that the Executive has not obtained subsequent employment (as a common-law employee, as an independent contractor or in any other capacity) by the end of the six-month period following the date of termination pursuant to this Section 7(c), then, during each of the six calendar months after such six-month period, the Company shall cause the Executive to be paid additional severance pay equal to one-twelfth of the Base Salary; provided, that the right to additional severance pay pursuant to this sentence shall terminate as to any unpaid portion of such severance pay when the Executive first obtains any such subsequent employment. In addition, in connection with a termination of employment pursuant to this
Section 7(c), the Company shall cause the Executive to be paid a full annual bonus for the Company's 2008 fiscal year, determined based on actual satisfaction of any applicable performance goals during such fiscal year, with such bonus to be paid promptly after the determination of the amount thereof and without application of any mandatory deferral provisions or continued employment requirements.

         (d) TERMINATION FOR CAUSE. Upon a termination of the Executive's employment during the Employment Term by the Company for Cause, or upon termination by the Executive with 30 days' written notice given to the Company (other than a Constructive Termination Without Cause), the Executive shall be entitled to earned but unpaid Base Salary and benefits through the date of termination, and the Executive shall not be entitled to any other payments or benefits, in the nature of severance or termination.

DEFINITIONS
-----------

For purposes of this Agreement:

               (i) A "Constructive Termination Without Cause" means a termination of the Executive's employment during the Employment Term by the Executive following the occurrence of any of the following events without the Executive's prior consent: (A) failure by the Company to continue the Executive as the President and Chief Executive Officer (excluding a promotion); (B) any material diminution in the Executive's working conditions or authority, responsibilities or authorities; (C) assignment to the Executive of duties that are inconsistent, in a material respect, with the scope of duties and responsibilities associated with his position as set forth herein; (D) any materially adverse change in the reporting structure applicable to the Executive (but not including a change in the person filling the position to which the Executive reports); (E) the failure of the Company to maintain commercially reasonable directors' and officers' liability insurance; or (F) a Change in Control occurs and the Executive is terminated in a Termination Without Cause during the period commencing on the date of the Change in Control and ending on the first anniversary thereof. For purposes of this Agreement, a "Change in Control" is defined in Appendix D, and incorporated by reference. The Executive shall give the Company 10 days' notice of the Executive's intention to terminate the Executive's employment and claim that a Constructive Termination Without Cause (as defined in (A), (B), (C), (D), (E) or (F) above) has occurred, and such notice shall describe the facts and circumstances in support of such claim in reasonable detail. The Company shall have 10 days thereafter to cure such facts and circumstances if possible.

               (ii) A "Termination Without Cause" means a termination of the Executive's employment during the Employment Term by the Company other than for Cause.

               (iii) "Cause" means (x) the Executive is convicted of, or pleads guilty or nolo contendere to, a felony or to any crime involving fraud, embezzlement or breach of trust; (y) the willful failure of the Executive to perform the Executive's duties hereunder (other than as a result of physical or mental illness); or (z) in carrying out the Executive's duties hereunder, the Executive has engaged in conduct that constitutes gross neglect or willful misconduct, unless the Executive believed in good faith that such conduct was in, or not opposed to, the best interests of the Company and each member of the Company Affiliated Group. The Company shall give the Executive 10 days' notice of the Company's intention to terminate the Executive's employment and claim that facts and circumstances constituting Cause exist, and such notice shall describe the facts and circumstances in support of such claim. The Executive shall have 10 days thereafter to cure such facts and circumstances if possible. If the Board reasonably concludes that the Executive has not cured such facts or circumstances within such time, Cause shall not be deemed to have been established unless and until the Executive has received a hearing before the Board (if promptly requested by the Executive) and a majority of the Board within 10 days of the date of such hearing (if so requested) reasonably confirms the existence of Cause and the termination of the Executive therefore.

         (e) RELEASE; FULL SATISFACTION. Notwithstanding any other provision of this Agreement, no severance pay shall become payable under this Agreement unless and until the Executive and the Company execute the general release of claims in form attached as Appendix E, including where relevant a release of any statutory claims, and such release has become irrevocable; provided, that the Executive shall not be required to release any indemnification rights, rights to benefits, and any accrued rights under this Agreement. The payments to be provided to the Executive pursuant to this Section 7 upon termination of the Executive's employment shall constitute the exclusive payments in the nature of severance or termination pay or salary continuation which shall be due to the Executive upon a termination of employment and shall be in lieu of any other such payments under any severance or termination plan, program, policy or other arrangement which has heretofore been or shall hereafter be established by any member of the Company Affiliated Group.

         (f) RESIGNATION. Upon termination of the Executive's employment for any reason, the Executive shall be deemed to have resigned from all positions with any member of the Company Affiliated Group, as applicable.

         (g) COOPERATION FOLLOWING TERMINATION. Following Termination of the Executive's employment for any reason, the Executive agrees to reasonably cooperate with the Company upon the reasonable request of the Board and to be reasonably available to the Company with respect to matters arising out of the Executive's services to any member of the Company Affiliated Group. The Company shall cause the Executive to be reimbursed for, or, at the Executive's request, cause the Executive to be advanced, expenses reasonably incurred in connection with such matters.

      8. [INTENTIONALLY OMITTED]

      9. EXECUTIVE'S COVENANTS.
         ---------------------

         (a) CONFIDENTIALITY. The Executive agrees and understands that The Executive has been, and in the Executive's position with the Company the Executive will be, exposed to and receive information relating to the confidential affairs of the Company Affiliated Group, including, without limitation, technical information, business and marketing plans, strategies, customer (or potential customer) information, other information concerning the products, promotions, development, financing, pricing, technology, inventions, expansion plans, business policies and practices of the Company Affiliated Group, whether or not reduced to tangible form, and other forms of information considered by the Company Affiliated Group to be confidential and in the nature of trade secrets. The Executive will not knowingly disclose such information, either directly or indirectly, to any person or entity outside the Company Affiliated Group without the prior written consent of the Company; provided, however, that (i) the Executive shall have no obligation under this Section 9(a) with respect to any information that is or becomes publicly known other than as a result of the Executive's breach of the Executive's obligations hereunder and (ii) the Executive may (x) disclose such information to the extent he determines that so doing is reasonable or appropriate in the performance of the Executive's duties or, (y) after giving prior notice to the Company to the extent practicable, under the circumstances, disclose such information to the extent required by applicable laws or governmental regulations or by judicial or regulatory process. Upon termination of the Executive's employment, the Executive shall promptly supply to the Company all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data and any other tangible product or document which has been produced by, received by or otherwise submitted to the Executive in the course of or otherwise in connection with the Executive's services to the Company Affiliated Group during or prior to the Employment Term.

         (b) NON-COMPETITION AND NON-SOLICITATION. During the period commencing upon the Effective Date and ending on the 18-month anniversary of the termination of the Executive's employment with the Company, the Executive shall not, as an employee, employer, stockholder, officer, director, partner, associate, consultant or other independent contractor, advisor, proprietor, lender, or in any other manner or capacity (other than with respect to the Executive's services to the Company Affiliated Group), directly or indirectly:

               (i) perform services for, or otherwise have any involvement with, any business unit of a person, where such business unit competes directly or indirectly with any member of the Company Affiliated Group by owning or operating (x) broadband communications networks for telephone, cable television or internet services or (y) transmission networks for television and radio broadcasting, in each case principally in the United Kingdom or Ireland (the "Core Business"); provided, however, that this Agreement shall not prohibit the Executive from owning up to 1% of any class of equity securities of one or more publicly traded companies;

               (ii) hire any individual who is, or within the 12 months prior to the Executive's termination was, an employee of any member of the Company Affiliated Group whose base salary at the time of hire exceeded (pound)65,000 per year and with whom the Executive had direct contact
(other than on a de minimis basis); or

               (iii) solicit, in competition with any member of the Company Affiliated Group in the Core Businesses, any business, or order of business from any person that the Executive knows was a current or prospective customer of any member of the Company Affiliated Group during the Executive's employment and with whom the Executive had contact;

         (c) PROPRIETARY RIGHTS. The Executive assigns all of the Executive's interest in any and all inventions, discoveries, improvements and patentable or copyrightable works initiated, conceived or made by the Executive, either alone or in conjunction with others, during the Employment Term and related to the business or activities of any member of the Company Affiliated Group to the Company or its nominee. Whenever requested to do so by the Company, the Executive shall execute any and all applications, assignments or other instruments that the Company shall in good faith deem necessary to apply for and obtain trademarks, patents or copyrights of the United States or any foreign country or otherwise protect the interest of any member of the Company Affiliated Group therein. These obligations shall continue beyond the conclusion of the Employment Term with respect to inventions, discoveries, improvements or copyrightable works initiated, conceived or made by the Executive during the Employment Term.

         (d) ACKNOWLEDGMENT. The Executive expressly recognizes and agrees that the restraints imposed by this Section 9 are reasonable as to time and geographic scope and are not oppressive. The Executive further expressly recognizes and agrees that the restraints imposed by this Section 9 represent a reasonable and necessary restriction for the protection of the legitimate interests of the Company Affiliated Group, that the failure by the Executive to observe and comply with the covenants and agreements in this Section 9 will cause irreparable harm to the Company Affiliated Group, that it is and will continue to be difficult to ascertain the harm and damages to the Company Affiliated Group that such a failure by the Executive would cause, that the consideration received by the Executive for entering into these covenants and agreements is fair, that the covenants and agreements and their enforcement will not deprive the Executive of an ability to earn a reasonable living, and that the Executive has acquired knowledge and skills in this field that will allow the Executive to obtain employment without violating these covenants and agreements. The Executive further expressly acknowledges that the Executive has received an opportunity to consult independent counsel before executing this Agreement.

      10. Indemnification.
          ---------------

         (a) To the extent permitted by applicable law, the Company shall indemnify the Executive against, and save and hold the Executive harmless from, any damages, liabilities, losses, judgments, penalties, fines, amounts paid or to be paid in settlement, costs and reasonable expenses (including, without limitation, attorneys' fees and expenses), resulting from, arising out of or in connection with any threatened, pending or completed claim, action, proceeding or investigation (whether civil or criminal) against or affecting the Executive by reason of the Executive's service from and after the Effective Date as an officer, director or employee of, or consultant to, any member of the Company Affiliated Group, or in any capacity at the request of any member of the Company Affiliated Group, or an officer, director or employee thereof, in or with regard to any other entity, employee benefit plan or enterprise (other than arising out of the Executive's acts of misappropriation of funds or actual fraud). In the event the Company does not compromise or assume the defense of any indemnifiable claim or action against the Executive, the Company shall promptly cause the Executive to be paid to the extent permitted by applicable law all costs and expenses incurred or to be incurred by the Executive in defending or responding to any claim or investigation in advance of the final disposition thereof; provided, however, that if it is ultimately determined by a final judgment of a court of competent jurisdiction (from whose decision no appeals may be taken, or the time for appeal having lapsed) that the Executive was not entitled to indemnity hereunder, then the Executive shall repay forthwith all amounts so advanced. The Company may not agree to any settlement or compromise of any claim against the Executive, other than a settlement or compromise solely for monetary damages for which the Company shall be solely responsible, without the prior written consent of the Executive, which consent shall not be unreasonably withheld. This right to indemnification shall be in addition to, and not in lieu of, any other right to indemnification to which the Executive shall be entitled pursuant to the Company's Certificate of Incorporation or By-laws or otherwise.

         (b) DIRECTORS' AND OFFICERS' INSURANCE. The Company shall use its best efforts to maintain commercially reasonable directors' and officers' liability insurance during the Employment Term which will cover the Executive.

      11. MISCELLANEOUS.
          -------------

         (a) NON-WAIVER OF RIGHTS. The failure to enforce at any time the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part hereof, or the right of either party to enforce each and every provision in accordance with its terms. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar conditions or provisions at that time or at any prior or subsequent time.

         (b) NOTICES. All notices required or permitted hereunder will be given in writing, by personal delivery, by confirmed facsimile transmission (with a copy sent by express delivery) or by express next-day delivery via express mail or any reputable courier service, in each case addressed as follows (or to such other address as may be designated):



      If to the Company:      NTL House, Bartley Wood Business Park,
                              Hook, Hampshire RG27 9UP
                              Attention: Carolyn Walker, Group HR Director

                              With a copy to: Bryan Hall, General Counsel
                              Fax: +44 1256 752 454

      If to the Executive:    Stephen A. Burch
                              421 Garrison Forest Road
                              Owings Mill, Maryland 21117

                              With a copy to his address on file with the Company's payroll department.

Notices that are delivered personally, by confirmed facsimile transmission, or by courier as aforesaid, shall be effective on the date of delivery.

            (c) BINDING EFFECT; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, estates, successors (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) and assigns. Notwithstanding the provisions of the immediately preceding sentence, the Executive shall not assign all or any portion of this Agreement without the prior written consent of the Company. The Company may assign its rights and obligations hereunder to Telewest Global, Inc. (or its ultimate parent holding company, if any) in connection with the proposed merger transaction between the Company, Merger Sub Inc. and Telewest Global, Inc. entered into on 2 October, 2005 (as may be amended) and notwithstanding anything to the contrary herein, any such merger transaction shall not constitute a Change in Control.

            (d) ENTIRE AGREEMENT. This Agreement constitutes the complete understanding between the parties with respect to the Executive's employment and supersedes any other prior oral or written agreements, arrangements or understandings between the Executive and any member of the Company Affiliated Group. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement.

            (e) SEVERABILITY. If any provision of this Agreement, or any application thereof to any circumstances, is invalid, in whole or in part, such provision or application shall to that extent be severable and shall not affect other provisions or applications of this Agreement.

            (f) GOVERNING LAW, ETC. This Agreement shall be governed by and construed in accordance with the internal laws of England and Wales, without reference to the principles of conflict of laws. Both parties irrevocably submit to the exclusive jurisdiction of the courts of England and Wales.

            (g) MODIFICATIONS. Neither this Agreement nor any provision hereof may be modified, altered, amended or waived except by an instrument in writing duly signed by the party to be charged.

            (h) NUMBER AND HEADINGS. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. The headings contained herein are solely for purposes of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

            (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                          (Signature page follows)

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Executive has executed this Agreement as of the day and year first above written, in each case effective as of the Effective Date.

                              NTL INCORPORATED




                                /s/ James Mooney
                              -----------------------------------
                              By: James Mooney
                              Title: Chairman of the Board




                                /s/ Stephen A. Burch
                              -----------------------------------
                              Stephen A. Burch

                                 APPENDIX A

                 NTL: ASSIGNMENT COMPENSATION SUMMARY SHEET

                          [INTENTIONALLY OMITTED]

                                 APPENDIX B

        NTL INCORPORATED TAX & SOCIAL SECURITY EQUALISATION POLICY

                          [INTENTIONALLY OMITTED]

                                 APPENDIX C

NTL INCORPORATED EQUITY-BASED COMPENSATION

1. Restricted Stock
   ----------------

The Executive will be granted 300,000 shares of Restricted Stock of NTL Incorporated (or its successor) pursuant to the terms of a Restricted Stock Agreement, attached as Appendix C-1.

Vesting period = three years

150,000 shares granted will vest 33% on each anniversary of the Effective
Date.

The remaining 150,000 shares will vest 33% on each anniversary of the Effective Date, subject to performance milestones to be agreed to by the Company and the Executive.

Upon the occurrence of a Change in Control, the 300,000 shares will have accelerated vesting as provided in the form of Restricted Stock Agreement.

2. Long Term Incentive
   -------------------

The Executive will be granted 50,000 shares of Restricted Stock in each of first three years (for a total of 150,000) with individual "cliff" 3 year vesting for each yearly tranche, based upon the Company's 3 year plan achievement to be agreed.

Vesting upon the occurrence of a Change in Control will occur as follows:
(i) if the Change in Control occurs during the 2006 calendar year, 50,000 shares will automatically vest, and the Compensation Committee or the Board of Directors will have the discretion to vest an additional 100,000 shares;
(ii) if the Change in Control occurs during the 2007 calendar year, 100,000 shares will automatically vest, and the Compensation Committee or the Board of Directors will have the discretion to vest an additional 50,000 shares; and (iii) if the Change in Control occurs during the 2008 calendar year, 150,000 shares will automatically vest.

                                EXHIBIT C-1
                                -----------

                              NTL INCORPORATED
                         RESTRICTED STOCK AGREEMENT

      RESTRICTED STOCK AGREEMENT dated as of January __, 2006, between NTL Incorporated, a Delaware corporation (the "Company"), and Stephen A. Burch (the "Executive").

      WHEREAS, the Company wishes to grant to the Executive, and the Executive wishes to accept from the Company, shares of common stock of the Company, par value $0.01 per share (the "Restricted Stock"), to be granted pursuant to the Amended and Restated NTL 2004 Stock Incentive Plan (the "Plan");

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Grant of Restricted Stock.
         -------------------------

         The Company hereby grants to the Executive, and the Executive hereby accepts from the Company, 300,000 shares of Restricted Stock on the terms and conditions set forth in this Agreement. This Agreement is also subject to the terms and conditions set forth in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

      2. Rights of Executive.
         -------------------

         Except as otherwise provided in this Agreement, the Executive shall be entitled, at all times on and after the date that the shares of Restricted Stock are issued, to exercise all the rights of a stockholder with respect to the shares of Restricted Stock (whether or not the restrictions thereon shall have lapsed), including the right to vote the shares of Restricted Stock and the right, subject to Section 6 hereof, to receive dividends thereon. Notwithstanding the foregoing, prior to an applicable Lapse Date (as defined below), the Executive shall not be entitled to transfer, sell, pledge, hypothecate, assign, or otherwise dispose of or encumber, the shares of Restricted Stock subject to such Lapse Date (collectively, the "Transfer Restrictions").

      3. Vesting and Lapse of Transfer Restrictions.
         ------------------------------------------

         3.1 The Transfer Restrictions on 150,000 shares of the Restricted Stock shall lapse and shall vest as follows:

                  (i) as to 50,000 shares on January 15, 2007;

                  (ii) as to 50,000 shares on January 15, 2008; and

                  (iii) as to 50,000 shares on December 31, 2008.

         3.2 The Transfer Restrictions on the remaining 150,000 shares of the Restricted Stock shall lapse and shall vest as follows:

                  (i) as to 50,000 shares if performance conditions agreed to by the Company and the Executive in respect of the Company's 2006 fiscal year have been met, so long as the Executive has remained continuously employed by the Company from the date of commencement of his employment through January 15, 2007;

                  (ii) as to 50,000 shares if the performance conditions agreed to by the Company and the Executive in respect of the Company's 2007 fiscal year have been met, so long as the Executive has remained continuously employed by the Company from the date of commencement of his employment through January 15, 2008; and

                  (iii) as to 50,000 shares if the performance conditions
                        agreed to by the Company and the Executive in respect of the Company's 2008 fiscal year have been met, so long as the Executive has remained continuously employed by the Company from the date of commencement of his employment through December 31, 2008.

                  The Lapse Date in respect of the shares of Restricted Stock subject to this Section 3.2 shall occur on the date on which the Committee determines that the applicable performance conditions have been met and shall be forfeited if the Committee determines that such performance conditions have not been met. The Committee shall meet to determine whether such performance conditions have been met promptly after the completion by the Company of the financial reports or other information necessary to make such determination.

            3.3 Notwithstanding Section 3.1 or 3.2, upon the occurrence of an Acceleration Event, the Transfer Restrictions on all of the shares of Restricted Stock granted hereunder and then outstanding shall lapse.

            3.4 Each date on which Transfer Restrictions on shares of Restricted Stock shall lapse and shall vest is referred to in this Agreement as a "Lapse Date".

       4.   Escrow and Delivery of Shares.

            4.1 Certificates representing the shares of Restricted Stock shall be issued and held by the Company in escrow and shall remain in the custody of the Company until their delivery to the Executive or the Executive's estate as set forth in Section 4.2 hereof, subject to the Executive's delivery of any documents which the Company in its discretion may require as a condition to the issuance of shares and the delivery of shares to the Executive or the Executive's estate.

            4.2 (a) Certificates representing those shares of Restricted Stock in respect of which the Transfer Restrictions have lapsed pursuant to Section 3 hereof shall be delivered to the Executive as soon as practicable following the applicable Lapse Date, provided that the Executive has satisfied all applicable Withholding Tax requirements with respect to the Restricted Stock.

                  (b) The Executive may receive, hold, sell, or otherwise dispose of those shares delivered to the Executive pursuant to paragraph (a) of this Section 4.2 free and clear of the Transfer Restrictions, but subject to compliance with all federal and state securities laws.

            4.3 (a) Prior to the applicable Lapse Date, each stock certificate evidencing shares of Restricted Stock as to which the Transfer Restrictions have not lapsed shall bear a legend in substantially the following form:

                  "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture, restrictions against transfer and rights of repurchase, if applicable) contained in the Restricted Stock Agreement (the "Agreement") between the registered owner of the shares represented hereby and the Company. Release from such terms and conditions shall be made only in accordance with the provisions of the Agreement, a copy of which is on file in the office of the Secretary of NTL Incorporated."

                  (b) As soon as practicable following each applicable Lapse Date, the Company shall issue new certificates in respect of the shares that have vested as of such Lapse Date which shall not bear the legend set forth in paragraph (a) of this Section 4.3, which certificates shall be delivered in accordance with Section 4.2 hereof.

      5.  Effect of Termination of Employment for any Reason.
          --------------------------------------------------

          Upon termination of the Executive's employment with the Company and its Affiliates, if applicable, for any reason, the Executive shall forfeit the shares of Restricted Stock which are then subject to the Transfer Restrictions, and, from and after such forfeiture, such shares of Restricted Stock shall cease to be outstanding and the Executive shall have no rights with respect thereto.

      6.  Voting and Dividend Rights.
          --------------------------

          All dividends declared and paid by the Company on shares of Restricted Stock shall be deferred until the lapsing of the Transfer Restrictions pursuant to Section 3 hereof (and shall be subject to forfeiture upon forfeiture of the shares of Restricted Stock as to which such deferred dividends relate). The deferred dividends shall be held by the Company for the account of the Executive. Upon each applicable Lapse Date, the dividends allocable to the shares of Restricted Stock as to which the Transfer Restrictions have lapsed shall be paid to the Executive (without interest). The Company may require that the Executive invest any cash dividends received in additional Restricted Stock which shall be subject to the same conditions and restrictions as the Restricted Stock granted under this Agreement.

      7.  No Right to Continued Employment.
          --------------------------------

          Nothing in this Agreement shall be interpreted or construed to confer upon the Executive any right with respect to continuance of employment by the Company or any of its Affiliates, nor shall this Agreement interfere in any way with the right of the Company or any such Affiliate to terminate the Executive's employment at any time.

      8.  Withholding of Taxes.
          --------------------

          The Executive shall pay to the Company, or the Company and the Executive shall agree on such other arrangements necessary for the Executive to pay, the applicable federal, state and local income taxes required by law to be withheld (the "Withholding Taxes"), if any, upon the vesting and delivery of the shares. The Company shall have the right to deduct from any payment of cash to the Executive an amount equal to the Withholding Taxes in satisfaction of the Executive's obligation to pay Withholding Taxes.

      9.  Modification of Agreement.
          -------------------------

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      10. Severability.
          ------------

          Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force and effect in accordance with their terms.

      11. Governing Law.
          -------------

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

      12. Successors in Interest; Transfer.
          --------------------------------

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Executive's heirs, executors, administrators and successors. All obligations imposed upon the Executive and all rights granted to the Company under this Agreement shall be binding upon the Executive's heirs, executors, administrators and successors. This Agreement is not assignable by the Executive. For the avoidance of doubt, (i) the Company may assign its rights and obligations hereunder to Telewest Global, Inc. or its successors (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) in connection with the proposed merger transaction pursuant to the agreement entered into between the Company and Telewest Global, Inc. on 2 October 2005, as amended from time to time, and
(ii) in no event shall the consummation of such transaction be deemed to be an Acceleration Event.



            [The remainder of this page is intentionally blank.]

                                   NTL INCORPORATED



                                   By:
                                        -----------------------------------
                                       James Mooney, Chairman



ACCEPTED AND AGREED



By:
     ----------------------------
               Executive

                                 APPENDIX D

A "Change in Control" shall be deemed to occur if the event set forth in any one of the following paragraphs shall have occurred:

(i) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of Paragraph
(iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date the Plan is adopted by the Board of Directors of the Company, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, without limitation, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directory or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by the stockholders of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this Appendix D:

"Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Securities Exchange Act of 1934.

"Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934, as modified and used in Sections 13(d) and 14(d) thereof, except that such terms shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Form 13-G.

                                 APPENDIX E

                             RELEASE AGREEMENT

In consideration of the severance payments and benefits provided for or referred to in the Employment Agreement, dated as of ________, 200__, to which the undersigned is a party (the "Benefits"), and the release from the undersigned set forth herein, NTL Incorporated (and its successors, the "Company") and the undersigned agree to the terms of this Release Agreement.

      1. The undersigned acknowledges and agrees that the Company is under no obligation to offer the undersigned the Benefits, unless the undersigned consents to the terms of this Release Agreement. The undersigned further acknowledges that he is under no obligation to consent to the terms of this Release Agreement and that the undersigned has entered into this agreement freely and voluntarily.

      2. The undersigned voluntarily, knowingly and willingly releases and forever discharges the Company and its Affiliates, together with their respective officers, directors, partners, shareholders, employees, agents, and the officers, directors, partners, shareholders, employees, agents of the foregoing, as well as each of their predecessors, successors and assigns (collectively, "Releasees"), from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever that the undersigned or his executors, administrators, successors or assigns ever had, now has or hereafter can, shall or may have against Releasees by reason of any matter, cause or thing whatsoever arising prior to the time of signing of this Release Agreement by the undersigned. The release being provided by the undersigned in this Release Agreement includes, but is not limited to, any rights or claims relating in any way to the undersigned's employment relationship with the Company, or the termination thereof, or under any statute, including the federal Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1990, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act of 1993, each as amended, and any other federal, state or local law or judicial decision (U.S. and non-U.S.).

      3. The undersigned acknowledges and agrees that he shall not, directly or indirectly, seek or further be entitled to any personal recovery in any lawsuit or other claim against the Company or any other Release based on any event arising out of the matters released in paragraph 2.

      4. Nothing herein shall be deemed to release (i) any of the undersigned's rights to the Benefits, (ii) any of the benefits that the undersigned has accrued prior to the date this Release Agreement is executed by the undersigned under the Company's employee benefit plans and arrangements, or any agreement in effect with respect to the employment of the undersigned or (iii) any claim for indemnification as provided under
Section 10 of the Employment Agreement.

      5. In consideration of the undersigned's release set forth in paragraph 2, the Company knowingly and willingly releases and forever discharges the undersigned from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever that the Company now has or hereafter can, shall or may have against him by reason of any matter, cause or thing whatsoever arising prior to the time of signing of this Release Agreement by the Company, provided, however, that nothing herein is intended to release any claim the Company may have against the undersigned for any illegal conduct or conduct constituting gross negligence or willful misconduct in connection with his employment with the Company.

      6. The undersigned acknowledges that the Company has advised him to consult with an attorney of his choice prior to signing this Release Agreement. The undersigned represents that, to the extent he desires, he has had the opportunity to review this Release Agreement with an attorney of his choice.

      7. The undersigned acknowledges that he has been offered the opportunity to consider the terms of this Release Agreement for a period of at least twenty-one days, although he may sign it sooner should he desire. The undersigned further shall have seven additional days from the date of signing this Release Agreement to revoke his consent hereto by notifying, in writing, the Secretary of the Company. This Release Agreement will not become effective until seven days after the date on which the undersigned has signed it without revocation.

                                          ----------------------------------
                                          Stephen A. Burch



                                          NTL Incorporated

                                          ----------------------------------
                                          By:
                                          Title: